UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2023

Mediaco Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

395 HUDSON ST, FLOOR 7
NEW YORK, New York 10014
(Address of principal executive offices, including zip code)

(212) 229-9797
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 11, 2023, Rahsan-Rahsan Lindsay, the Chief Executive Officer of MediaCo Holding Inc. (the “Company” or “MediaCo”), resigned as an officer of the Company and as a member of the Board of Directors of the Company, both effective on such date.  To facilitate the transition of Mr. Lindsay’s duties, he will remain as consultant to the Company through October 31, 2023.  In connection with Mr. Lindsay’s resignation, he and the Company entered into a Separation and Release Agreement, dated October 11, 2023 (the “Separation Agreement”), pursuant to which Mr. Lindsay will receive, upon execution of a customary release, a lump sum cash payment of $119,516, which is equal to two (2) months of the cash portion of Mr. Lindsay’s current base salary, plus an additional amount relating to accrued paid time off.  The Separation Agreement is subject to customary confidentiality, non-disparagement and other provisions.  The Separation Agreement also provides that Mr. Lindsay and the Company will enter into a consulting agreement covering the period through October 31, 2023, during which Mr. Lindsay will be available to provide consulting services to the Company on an as needed basis for a lump sum payment of $33,242, payable within thirty (30) days after the date of the consulting agreement.
This description of the Separation Agreement is only a summary of the terms and provisions thereof and is qualified in its entirety by the full text of the Separation Agreement, which is attached hereto as Exhibit 99.1.
On October 12, 2023, the Company announced the appointment of Kudjo Sogadzi, the Company’s current Chief Operating Officer as interim President of the Company.
Item 9.01.                                                 Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit	Description
99.1	Separation and Release Agreement between the Company and Rahsan-Rahsan Lindsay, dated October 11, 2023.
104.1	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MEDIACO HOLDING INC.

Date: October 12, 2023	By:	/s/ Ann C. Beemish
Name: Ann C. Beemish Title: Chief Financial Officer